UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF MASSACHUSETTS

IN RE: CAMBRIDGE BIOTECH CORPORATION    CASE NO.: 94-43054-JFQ
       365 PLANTATION STREET            JUDGE:    J.F. QUEENAN
       WORCESTER, MA 01605-2376

 DEBTOR(S): CAMBRIDGE BIOTECH CORPORATION,          CHAPTER: 11
           DEBTOR-IN-POSSESSION

 MONTHLY OPERATING REPORT FOR MONTH ENDING:    MAY 31, 1995

 COMES NOW,      CAMBRIDGE BIOTECH CORPORATION

 Debtor-in-Possession, and hereby submits its Monthly Operating
 Report for the period commencing May 1, 1995 and ending May 31, 1995 as shown by the report and exhibits consisting of nineteen pages and containing the following, as indicated:

           ____X____ Monthly Reporting Questionnaire (Attachment 1)
           ____X____ Comparative Balance Sheets (Forms OPR-1 & OPR-2)
           ____X____ Summary of Accounts Receivable (Form OPR-3)
           ____X____ Schedule of Post-petition Liabilities (Form OPR-4)
           ____X____ Income Statement (Form OPR-5)
           ____X____ Statement of Sources and Uses of Cash (Form OPR-6)

 I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

 Date: June 20, 1995                       DEBTOR(S)-IN-POSSESSION

                                    By: /s/ Alison Taunton-Rigby
                          Name & Title: Alison Taunton-Rigby
                                        President & CEO
                          Address:      365 Plantation Street
                                        Worcester, MA 01605-2376
                          Telephone No.:508-797-5777

 Footnote:
 As Debtor-in-Possession commenced filing on July 7, 1994
 ___________________________________________________________________________

                                                    Attachment 1 (Page 1)
                                                       Rev. 1/92

                                 CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

 Case Name: CAMBRIDGE BIOTECH CORPORATION
 Case Number: 94-43054
 Month of: MAY 1, 1995 THROUGH MAY 31, 1995

 1. Payroll: State the amount of all executive wages paid and taxes withheld and paid.

                  see attached

 2. Insurance: Is worker's compensation and other insurance in effect? YES.
               Are payments current? YES. If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or cover page.

                                                                   Date
                                                                  Coverage
            Carrier      Coverage                Expir.  Premium    Pd.
            Name          Amount    Policy #     Date    Amounts   Thru

 Homeowners
 Rental
  Property
 Liability Prdct Liab.   1,000,000    GLA
           Excldg Adjvts  Aggregate  1753797RMA  5/1/96  $25,830   5/1/96
 Vehicle
 Workers
  Comp.
 Other
 ___________________________________________________________________________

 Case Name: Cambridge Biotech Corporation
 Case Number: 94-43054                         SCHEDULE #1
 Month of:
 June, 1995

 Monthly Operating Report - Wages - Executives
 May 1 thru May 31, 1995
                                                     Taxes    Taxes    Taxes
Name            Title           Gross     Net       Withheld   Paid     Due

A.Taunton-Rigby Pres./CEO     17,307.70   9,692.47  7,615.23  7,615.23  0.00
Jeffrey Beaver  Chairman       7,692.32   4,407.21  3,285.11  3,285.11  0.00
Gary Long       V.P.Corp. Ops  9,615.40   6,741.40  2,874.00  2,874.00  0.00
Keith Jones     Corp.Contr.    5,923.08   4,420.54  1,502.54  1,502.54  0.00

Total Executive Payroll:      40,538.50  25,261.62 15,276.88 15,276.88  0.00

 ____________________________________________________________________________

                                                        Attachment 1 (Page 2)
                                                         Rev. 1/92

                                CHAPTER 11
                         MONTHLY OPERATING REPORT
                    DETAILED LISTING OF DISBURSEMENTS

 Case Name: Cambridge Biotech Corporation
 Case Number: 94-43054
 Month of: May 1, 1995 through May 31, 1995

3. Bank Accounts
                                    ACCOUNT TYPE
                      OPERATING    OPERATING     PAYROLL     PAYROLL
Bank                    Fleet     First Nat'l    Bank of     Flagship
Name                                 BOM          Balt

G/L number              1.1113     2.1129        2.1124.1    1.1119.1

Account number        9372562275  175-8828-5     39-12388    1023381112

Beginning Book
Balance               $48,405.65     $512.95    $ 5,271.02   $17,725.19

PLUS: Deposits      1,893,047.79

LESS:Disbursements (1,400,113.67)    (612.39)                (576,443.06)

Other:
 Transfers In(Out)   (623,758.63)     700.00                  576,044.32
 Investments          110,759.07
                    ------------    ---------    ----------   -----------
Ending Book
Balance (1)           $28,340.21     $600.56     $ 5,271.02   $17,326.45
                      ==========     =======     ==========   ==========

____________________________________________________________________________

                                                     Attachment 1 (Page 2)
                                                         Rev 1/92

                                CHAPTER 11
                         MONTHLY OPERATING REPORT
                    DETAILED LISTING OF DISBURSEMENTS

 Case Name: Cambridge Biotech Corporation
 Case Number: 94-43054
 Month of: May 1, 1995 through May 31, 1995

3. Bank Accounts
                                ACCOUNT TYPE
                   OPERATING      PETTY CASH     TOTAL
Bank Name         Nations Bank        N/A

G/L number            2.1127        xx.1150

Account number     3933333731         N/A

Beginning Book
Balance                 $0.00      $1,774.12    $ 73,688.93

PLUS: Deposits                                 1,893,047.79

LESS: Disbursements(40,746.16)    ( 1,680.85) (2,019,596.13)

Other:
 Transfers In(Out)  45,955.93       1,058.38         (0.00)
 Investments                                     110,759.07
                    ---------    -----------  --------------
Ending Book
Balance (1)        $ 5,209.77      $1,151.65     $57,899.66
                    =========      =========     ==========


  (1) Cash balances exclude $6,051,807 of short term investments of excess cash. The total cash and short term investments decreased by
      $126,548 for the month of May and increased by $3,499,967
      since the filing date.
_____________________________________________________________________________
    Case Name:            Cambridge Biotech Corporation
    Case Number:          94-43054

    As of:                May 31, 1995

                          Monthly Operating Report

4. Post Petition Payments:
                                            Amount      Date     Check #
     Professionals:
       Bowditch & Dewey                    $59,376.98  5/05/95    69406
       Bowditch & Dewey                     43,625.48  5/25/95    69803
       Bromberg & Sunstein                   1,932.52  5/17/95    69628
       Brown Rudnick Freed & Gesmer         38,745.77  5/22/95    69724
       Brown Rudnick Freed & Gesmer         48,192.46  5/25/95    69804
       Brown Rudnick Freed & Gesmer         20,754.62  5/31/95    69889
       Hale & Dorr                          12,281.93  5/01/95    69277
       Hale & Dorr                           6,405.20  5/22/95    69734
       Sterne, Kessler, Goldstein           33,680.23  5/23/95    69764
       Sterne, Kessler, Goldstein            4,425.00  5/31/95    69903
       Venable, Baetjer & Howard             1,091.10  5/11/95    69534
       Venable, Baetjer & Howard             4,202.01  5/23/95    69766

          Total (Professionals)           $274,713.30


    Pre-Petition Debts:

       For Priority Debt:
       None                                $    0.00  various
                                             _________
                                                0.00

       For Secured Debt:
       Norwest Capital Lease Payment (2.3505)  372.27  5/15/95     69573
                                              ________
                                               372.27

       For Unsecured Debt:
       None                                      0.00  various
                                            _________
                                                 0.00

       For Accrued Restructuring:
       None                                      0.00
                                            _________
                                                 0.00
                                           __________
               Total (Pre-petition)            372.27

                         *Pursuant to Court Approval

_____________________________________________________________________________
Case Name:        Cambridge Biotech Corporation
Case Number:                 94-43054
                            Form OPR-1

                    Comparative Balance Sheets
                    As of:     May 31, 1995

                          FILING
                           DATE      7/31/94      8/31/94     9/30/94
ASSETS

CURRENT ASSETS:
 Cash                   $1,287,187    $771,969     $863,230    $744,627
 Other Negotiable
  Instruments (CD's,
  Treasury bills, etc.   1,322,553   2,925,553    3,235,553   2,001,807
 Accounts Receivable
  (See OPR-3)            2,813,217   2,798,473    2,426,792   3,072,351
 Less: Allowance for
  doubtful accounts       (159,413)   (153,957)    (156,702)   (156,702)
 Inventory, at lower
  of cost or market       4,619,236   4,675,836    4,436,073   3,837,729
 Prepaid Expenses and
  Deposits                 540,318     758,112      724,877     917,900
 Other Receivables          38,793      68,301       19,737      81,504
TOTAL CURRENT ASSETS    10,461,891  11,744,287   11,549,560  10,499,216

PROPERTY, PLANT AND
 EQUIPMENT, AT COST     27,437,762  27,440,087   27,443,284  27,400,776
 Less: Accumulated
  Depreciation         (13,006,471)(13,250,916) (13,518,839)(13,794,569)
NET PROPERTY, PLANT
 & EQUIP.               14,431,291  14,189,171   13,924,445  13,606,207

OTHER  ASSETS
 Investment in Foreign
  Subsidiary & Interco
  Receivables            7,302,195   7,225,880    7,333,273   7,320,217
 Equity Investments in
  Minority Interests     2,698,719   2,698,719    2,698,719   2,448,719
 Long term Notes
  Receivable               120,000     120,000      120,000     120,000
 Patents & Purchased
  Technology, net        4,335,293   4,278,428    4,208,789   4,139,151
 Misc. other assets         83,666      83,543       85,921     103,250
NET OTHER ASSETS        14,539,873  14,406,570   14,446,702  14,131,337

TOTAL ASSETS            $39,433,055 $40,340,028  $39,920,707 $38,236,760

 See Accompanying Notes to Financial Statements
________________________________________________________________________________
Case Name:        Cambridge Biotech Corporation
Case Number:                 94-43054
                            Form OPR-1

                    Comparative Balance Sheets
                    As of:     May 31, 1995


                        10/31/94     11/30/94      12/31/94  1/31/95
ASSETS

CURRENT ASSETS:
 Cash                    $121,108   $1,978,464     $41,017      $70,469
 Other Negotiable
  Instruments (CD's,
  Treasury bills, etc.  2,744,989    6,518,489   8,396,774    8,171,774
 Accounts Receivable
  (See OPR-3)           2,456,055    2,020,214   2,676,067    2,366,192
 Less: Allowance for
  doubtful accounts      (154,965)    (154,988)   (150,200)    (150,754)
 Inventory, at lower
  of cost or market     3,992,196    4,161,087   3,623,742    3,724,804
 Prepaid Expenses and
  Deposits                843,827    1,049,251     836,285      857,048
 Other Receivables        112,983       65,389      92,624       78,022
TOTAL CURRENT ASSETS   10,116,193   15,637,906  15,516,309   15,117,555

PROPERTY, PLANT AND
 EQUIPMENT, AT COST    27,395,379   27,392,289  27,361,463   27,367,498
 Less: Accumulated
  Depreciation        (14,056,613) (14,318,428)(14,526,151) (14,773,133)
NET PROPERTY, PLANT
 & EQUIP.              13,338,766   13,073,861  12,835,312   12,594,365

OTHER  ASSETS
 Investment in Foreign
  Subsidiary & Interco
  Receivables           7,319,514        1,100       1,100        1,100
 Equity Investments in
  Minority Interests    2,448,719    2,393,118   2,084,547    2,084,547
 Long term Notes
  Receivable              120,000      120,000           0          0
 Patents & Purchased
  Technology, net       4,089,540    4,017,654   4,057,044    3,996,889
 Misc. other assets       110,888       72,832     105,791      105,668
NET OTHER ASSETS       14,088,661    6,604,704   6,248,482    6,188,204

TOTAL ASSETS           $37,543,620 $35,316,471 $34,600,103  $33,900,124

 See Accompanying Notes to Financial Statements
________________________________________________________________________________
                    Comparative Balance Sheets
                    As of:     May 31, 1995

                                         2/28/95      3/31/95      4/30/95
ASSETS

CURRENT ASSETS:
 Cash                                    ($155,657)    $114,214     $73,689
 Other Negotiable Instruments
   (i.e., Commercial Paper, CD's         8,159,683    6,479,683   6,162,566
    Repo's, etc.)
 Accounts Receivable (See OPR-3)         2,489,859    2,902,506   2,792,862
 Less: Allowance for doubtful accounts    (151,583)    (148,773)   (155,829)
 Inventory, at lower of cost or market   3,567,739    3,624,245   3,711,567
 Prepaid Expenses and Deposits             931,831    1,198,692   1,229,568
 Other Receivables                          60,615       61,603      64,693
TOTAL CURRENT ASSETS                    14,902,487   14,232,370  13,879,116
PROPERTY, PLANT AND
 EQUIPMENT, AT COST                     27,379,288   27,480,169  27,479,539
 Less: Accumulated Depreciation        (15,008,591) (15,241,885)(15,471,782)
NET PROPERTY, PLANT & EQUIP.            12,370,697   12,238,284  12,007,757

OTHER  ASSETS
 Investment in Foreign
  Subsidiary & Interco.
  Receivables                                1,100        1,100       1,100
 Equity Investments in
  Minority Interests                     2,084,547    2,084,547   2,084,547
 Long term Notes Receivable                      0            0           0
 Patents & Purchased Technology, net     3,943,189    3,900,274   3,854,572
 Misc. other assets                        105,546      105,423     105,301
NET OTHER ASSETS                         6,134,382    6,091,344   6,045,520

TOTAL ASSETS                           $33,407,566  $32,561,998 $31,932,393

See Accompanying Notes to Financial Statements
-------------------------------------------------------------------

                    Comparative Balance Sheets
                    As of:     May 31, 1995


ASSETS                                   5/31/95

CURRENT ASSETS:
 Cash                                      57,900
 Other Negotiable Instruments
   (i.e, Commercial Paper, CD's
    Repo's, etc.                         6,051,807
 Accounts Receivable (See OPR-3)         2,804,766
 Less: Allowance for doubtful accounts    (159,019)
 Inventory, at lower of cost or market   3,578,844
 Prepaid Expenses and Deposits           1,261,826
 Other Receivables                          62,896
TOTAL CURRENT ASSETS                    13,659,020
PROPERTY, PLANT AND
 EQUIPMENT, AT COST                     27,498,276
 Less: Accumulated Depreciation        (15,699,736)
NET PROPERTY, PLANT & EQUIP.            11,798,540

OTHER  ASSETS
 Investment in Foreign
  Subsidiary & Interco.
  Receivables                                1,100
 Equity Investments in
  Minority Interests                     2,084,547
 Long term Notes Receivable                      0
 Patents & Purchased Technology, net     3,812,181
 Misc. other assets                        105,179
NET OTHER ASSETS                         6,003,007

TOTAL ASSETS                           $31,460,567

See Accompanying Notes to Financial Statements
 ___________________________________________________________________________
Case Name:     Cambridge Biotech Corporation
Case Number:              94-43054
                         Form OPR-2

                 Comparative Balance Sheets
               As of:     May 31, 1995

                                 FILING
                                 DATE       7/31/94     8/31/94     9/30/94
LIABILITIES
POSTPETITION LIABILITIES (OPR-4)     $0     $650,373  $1,141,051  $1,497,470
PREPETITION LIABILITIES
 Priority Debt                   223,302     182,012     182,012      68,035
 Secured Debt                  5,034,218   5,033,952   5,033,605   4,026,027
 Unsecured Debt                5,693,250   5,694,993   5,694,993   5,725,313
TOTAL PRE PETITION
 LIABILITIES                  10,950,770  10,910,957  10,910,610   9,819,375

 Accrued Restructuring         1,844,180   1,842,293   1,838,952   1,838,649
 Deferred Revenue & Taxes      2,735,700   2,729,262   2,705,941   2,663,591

TOTAL LIABILITIES             15,530,650  16,132,885  16,596,554  15,819,085

SHAREHOLDERS' EQUITY (DEFICIT)
 PREFERRED STOCK                       0           0           0           0
 COMMON STOCK                    260,570     260,570     260,570     260,570

PAID - IN CAPITAL            119,978,714 119,985,005 119,993,131 120,001,257

ACCUMULATED DEFICIT;
  Through Filing Date        (96,336,879)(96,336,879)(96,336,879)(96,336,879)
  Post Filing Date - 1994                    298,447    (592,669) (1,507,273)
  Post Filing Date - 1995
TOTAL ACCUMULATED DEFICIT    (96,336,879)(96,038,432)(96,929,548)(97,844,152)

TOTAL SHAREHOLDERS' EQUITY    23,902,405  24,207,143  23,324,153  22,417,675

TOTAL LIABILITIES AND
 SHAREHOLDERS' EQUITY        $39,433,055 $40,340,028 $39,920,707 $38,236,760

      See Accompanying Notes to Financial Statements.
______________________________________________________________________________
Case Name:     Cambridge Biotech Corporation
Case Number:              94-43054
                         Form OPR-2

                 Comparative Balance Sheets
               As of:     May 31, 1995


                                   10/31/94    11/30/94    12/31/94
LIABILITIES
POSTPETITION LIABILITIES (OPR-4) $2,082,362  $2,755,184  $3,094,624
PREPETITION LIABILITIES
 Priority Debt                       68,035      67,035      41,405
 Secured Debt                     4,025,674   4,025,320   4,024,962
 Unsecured Debt                   5,727,217   5,724,724   5,698,205
TOTAL PRE PETITION
 LIABILITIES                      9,820,926   9,817,079   9,764,572

 Accrued Restructuring            1,818,204   1,818,204   1,818,204
 Deferred Revenue & Taxes         2,709,561   6,200,904   6,222,574

TOTAL LIABILITIES                16,431,053  20,591,371  20,899,974

SHAREHOLDERS' EQUITY (DEFICIT)
 PREFERRED STOCK                          0           0           0
 COMMON STOCK                       260,570     260,570     260,570

PAID - IN CAPITAL               120,009,383 120,017,509 120,025,635

ACCUMULATED DEFICIT;
  Through Filing Date           (96,336,879)(96,336,879)(96,336,879)
  Post Filing Date - 1994        (2,820,507) (9,216,100)(10,249,197)
  Post Filing Date - 1995
TOTAL ACCUMULATED DEFICIT      (99,157,386)(105,552,979)(106,586,076)

TOTAL SHAREHOLDERS' EQUITY       21,112,567  14,725,100  13,700,129

TOTAL LIABILITIES AND
 SHAREHOLDERS' EQUITY           $37,543,620 $35,316,471 $34,600,103

      See Accompanying Notes to Financial Statements.

      (1)   Financial statements are for U.S. operations only.
      (2) In November, the Company received $3.5 million on account of a payment originally due to the Company in 1995.
____________________________________________________________________________
                 Comparative Balance Sheets
               As of:     May 31, 1995

                                      1/31/95     2/28/95      3/31/95
LIABILITIES
POST PETITION LIABILITIES (OPR-4)   $3,486,705  $3,792,060   $4,029,423
PRE PETITION LIABILITIES
 Priority Debt                          41,405      41,405       37,685
 Secured Debt                        4,024,601   4,024,238    4,023,871
 Unsecured Debt                      5,657,221   5,663,260    5,659,724
TOTAL PRE PETITION LIABILITIES       9,723,227   9,728,903    9,721,280

 Accrued Restructuring               1,818,204   1,814,597    1,811,938
 Deferred Revenue & Taxes            5,915,588   5,522,460    5,150,121

TOTAL LIABILITIES                   20,943,724  20,858,020   20,712,762

SHAREHOLDERS' EQUITY (DEFICIT)
 PREFERRED STOCK                             0                        0
 COMMON STOCK                          260,570     260,570      260,570

 PAID - IN CAPITAL                 120,033,760 120,041,887  120,050,013

 ACCUMULATED DEFICIT;
  Through Filing Date              (96,336,879)(96,336,879) (96,336,879)
  Post Filing Date - 1994          (10,249,197)(10,249,197) (10,249,197)
  Post Filing Date - 1995             (751,854) (1,166,835)  (1,875,271)
 TOTAL ACCUMULATED DEFICIT       (107,337,930)(107,752,911)(108,461,347)

TOTAL SHAREHOLDERS' EQUITY          12,956,400  12,549,546   11,849,236

TOTAL LIABILITIES AND
 SHAREHOLDERS' EQUITY               $33,900,124 $33,407,566 $32,561,998

 See Accompanying Notes to Financial Statements.
____________________________________________________________________________
                 Comparative Balance Sheets
               As of:     May 31, 1995

                                     4/30/95          5/31/95
LIABILITIES
POST PETITION LIABILITIES (OPR-4)   $4,138,912   $4,438,839
PRE PETITION LIABILITIES
 Priority Debt                          36,319       36,319
 Secured Debt                        4,023,502    4,023,129
 Unsecured Debt                      5,644,925    5,644,925
TOTAL PRE PETITION LIABILITIES       9,704,746    9,704,373

 Accrued Restructuring               1,810,963    1,810,963
 Deferred Revenue & Taxes            4,831,300    4,513,854

TOTAL LIABILITIES                   20,485,921   20,468,029

SHAREHOLDERS' EQUITY (DEFICIT)
 PREFERRED STOCK                             0            0
 COMMON STOCK                          260,570      260,570

 PAID - IN CAPITAL                 120,058,139  120,066,265

 ACCUMULATED DEFICIT;
  Through Filing Date              (96,336,879) (96,336,879)
  Post Filing Date - 1994          (10,249,197) (10,249,197)
  Post Filing Date - 1995           (2,286,161)  (2,748,221)
 TOTAL ACCUMULATED DEFICIT        (108,872,237)(109,334,297)

TOTAL SHAREHOLDERS' EQUITY          11,446,472   10,992,538

TOTAL LIABILITIES AND
 SHAREHOLDERS' EQUITY               $31,932,393 $31,460,567

 See Accompanying Notes to Financial Statements.
 ____________________________________________________________________________
Case Name:    Cambridge Biotech Corporation          Form:         OPR-3
Case Number:  94-43054

                                Summary of Accounts Receivable
                                As of:          May 31, 1995

                                                  0 - 30       31 - 60
                                    TOTAL           DAYS        DAYS
                                 -----------     ----------  ------------
Date of Filing:July 7, 1994     2,813,216.84    2,110,219.71   452,069.57
 Allowance for doubtful accts    (159,413.23)
               Net              2,653,803.61    2,110,219.71   452,069.57

Month:         July 31, 1994    2,798,472.98    1,289,104.11 1,238,841.68
 Allowance for doubtful accts    (153,956.56)
               Net              2,644,516.42    1,289,104.11 1,238,841.68

Month:         August 31, 1994  2,426,792.24    1,669,036.84   267,054.03
 Allowance for doubtful accts    (156,701.89)
               Net              2,270,090.35    1,669,036.84   267,054.03

Month:         Sept. 30, 1994   3,072,351.16    2,402,728.52   365,353.30
 Allowance for doubtful accts    (156,701.89)
               Net              2,915,649.27    2,402,728.52   365,353.30

Month:         October 31, 1994 2,456,054.54    1,406,348.28   750,784.77
 Allowance for doubtful accts    (154,964.89)
               Net              2,301,089.65    1,406,348.28   750,784.77

Month:         Nov. 30, 1994    2,020,214.59    1,322,881.77   350,696.71
 Allowance for doubtful accts    (154,988.00)
               Net              1,865,226.59    1,322,881.77   350,696.71

Month:         Dec. 31, 1994    2,676,067.46    2,057,744.50   389,515.89
 Allowance for doubtful accts    (150,200.00)
               Net              2,525,867.46    2,057,744.50   389,515.89

Month:         January 31, 1995 2,366,192.41    1,487,741.56   623,509.89
 Allowance for doubtful accts    (150,753.71)
               Net              2,215,438.70    1,487,741.56   623,509.89

Month:         Feb. 28, 1995    2,489,858.82    1,972,020.47   187,953.54
 Allowance for doubtful accts    (151,582.78)
               Net              2,338,276.04    1,972,020.47   187,953.54

Month:         March 31, 1995   2,902,506.56    2,061,722.33   671,660.83
 Allowance for doubtful accts    (148,773.14)
               Net              2,753,733.42    2,061,722.33   671,660.83

Month:         April 30, 1995   2,792,861.76    1,660,592.76   931,787.86
 Allowance for doubtful accts    (155,829.15)
               Net              2,637,032.61    1,660,592.76   931,787.86

Month:         May 31, 1995     2,804,766.36    2,153,951.07   257,035.14
 Allowance for doubtful accts    (159,019.25)
               Net              2,645,747.11    2,153,951.07   257,035.14
_________________________________________________________________________
Case Name:  Cambridge Biotech Corporation          Form: OPR-3
Case Number:              94-43054

                                Summary of Accounts Receivable
                                As of:          May 31, 1995

                                                 61 - 90           OVER
                                    TOTAL           DAYS        90 DAYS
                                 -----------    ---------    ----------
Date of Filing:July 7, 1994     2,813,216.84    56,398.93    194,528.63
 Allowance for doubtful accts    (159,413.23)               (159,413.23)
               Net              2,653,803.61    56,398.93     35,115.40

Month:         July 31, 1994    2,798,472.98    128,524.10   142,003.09
 Allowance for doubtful accts    (153,956.56)   (11,953.47) (142,003.09)
               Net              2,644,516.42    116,570.63         0.00

Month:         August 31, 1994  2,426,792.24    297,637.99   193,063.38
 Allowance for doubtful accts    (156,701.89)               (156,701.89)
               Net              2,270,090.35    297,637.99    36,361.49

Month:         Sept. 30, 1994   3,072,351.16     77,168.82   227,100.52
 Allowance for doubtful accts    (156,701.89)               (156,701.89)
               Net              2,915,649.27     77,168.82    70,398.63

Month:         October 31, 1994 2,456,054.54     87,405.93   211,515.56
 Allowance for doubtful accts    (154,964.89)               (154,964.89)
               Net              2,301,089.65     87,405.93    56,550.67

Month:         Nov. 30, 1994    2,020,214.59    188,381.49   158,254.62
 Allowance for doubtful accts    (154,988.00)               (154,988.00)
               Net              1,865,226.59    188,381.49     3,266.62

Month:         Dec. 31, 1994    2,676,067.46     65,733.45   163,073.62
 Allowance for doubtful accts    (150,200.00)               (150,200.00)
               Net              2,525,867.46     65,733.45    12,873.62

Month:         January 31, 1995 2,366,192.41     92,582.75   162,358.21
 Allowance for doubtful accts    (150,753.71)               (150,753.71)
               Net              2,215,438.70     92,582.75    11,604.50

Month:         Feb. 28, 1995    2,489,858.82    176,471.97   153,412.84
 Allowance for doubtful accts    (151,582.78)               (151,582.78)
               Net              2,338,276.04    176,471.97     1,830.06

Month:         March 31, 1995   2,902,506.56     45,696.46   123,426.94
 Allowance for doubtful accts    (148,773.14)   (25,346.20) (123,426.94)
               Net              2,753,733.42     20,350.26         0.00

Month:         April 30, 1995   2,792,861.76    103,220.04    97,261.10
 Allowance for doubtful accts    (155,829.15)   (58,568.05)  (97,261.10)
               Net              2,637,032.61     44,651.99         0.00

Month:         May 31, 1995     2,804,766.36    313,259.39    80,520.76
 Allowance for doubtful accts    (159,019.25)   (78,498.49)  (80,520.76)
               Net              2,645,747.11    234,760.90         0.00

________________________________________________________________________

Case Name: Cambridge Biotech Corporation                Form OPR-4
Case Number: 94-43054

              Schedule of Post Petition Liabilities
              As of:   May 31, 1995

                         DATE       DATE        TOTAL       0-30     31-60
                         INCURRED   DUE         DUE         DAYS     DAYS
TAXES PAYABLE
 Federal Income Taxes                                0
 FICA-Employer's Share                               0
 FICA-Employee's Share                               0
 Unemployment Tax                                    0
 State Income Tax                                    0
 State Sales & Use Tax   Various    Various      3,740    3,740
 State Franchise Tax     Various    Various      5,349    1,000     1,000
 Personal Property Tax   Various    Various     99,174    7,316     7,316
TOTAL TAXES PAYABLE                            108,263   12,056     8,316

POST PETITION                                        0        0
SECURED DEBT

POST PETITION                                        0        0
UNSECURED DEBT

ACCRUED INTEREST
PAYABLE                   Various   Various     338,217   39,466    32,932

TRADE ACCOUNTS
PAYABLE & OTHER
 Accounts Payable         Various   Various     398,601   300,732   50,946
 Accrued Expenses         Various   Various   2,257,699   726,514  334,000
 Accrued Stock
  Incentive Plan          7/8/94    Emerge    1,336,059 1,336,059
                                     from
                                     Ch. 11
TOTAL ACCOUNTS
PAYABLE & OTHER                               3,992,359  2,363,305  384,946

TOTAL POST                                   $4,438,839 $2,414,827 $426,194
PETITION LIABILITIES

_______________________________________________________________________________

Case Name: Cambridge Biotech Corporation                Form OPR-4
Case Number: 94-43054

              Schedule of Post Petition Liabilities
              As of:   May 31, 1995

                         DATE       DATE        TOTAL       61-90    OVER 90
                         INCURRED   DUE         DUE         DAYS     DAYS
TAXES PAYABLE
 Federal Income Taxes                                0
 FICA-Employer's Share                               0
 FICA-Employee's Share                               0
 Unemployment Tax                                    0
 State Income Tax                                    0
 State Sales & Use Tax   Various    Various      3,740
 State Franchise Tax     Various    Various      5,349    1,000       2,349
 Personal Property Tax   Various    Various     99,174    7,316      77,226
TOTAL TAXES PAYABLE                            108,263    8,316      79,575

POST PETITION                                        0        0
SECURED DEBT

POST PETITION                                        0        0
UNSECURED DEBT

ACCRUED INTEREST
PAYABLE                   Various   Various     338,217   33,914    231,905

TRADE ACCOUNTS
PAYABLE & OTHER
 Accounts Payable         Various   Various     398,601     3,072    43,851
 Accrued Expenses         Various   Various   2,257,699   325,000   872,185
 Accrued Stock
  Incentive Plan          7/8/94    Emerge    1,336,059
                                    from
                                    Ch. 11
TOTAL ACCOUNTS
PAYABLE & OTHER                               3,992,359    328,072   916,036

TOTAL POST                                   $4,438,839   $370,302 $1,227,516
PETITION LIABILITIES

_____________________________________________________________________________
Case Name:      Cambridge Biotech Corporation
Case Number:              94-43054
                         Form OPR-5
                      Income Statement
                Period: July 8, 1994 - May 31, 1995

                              7/8-31/94  August      September

NET REVENUE (INCOME)          $1,990,463 1,297,330  $2,120,689

COST OF GOODS SOLD
 Materials
 Labor - Direct
 Manufacturing Overhead
TOTAL COST OF GOODS SOLD         677,628   872,453  1,424,705

GROSS PROFIT                   1,312,835   424,877    695,984

OPERATING EXPENSES
 Selling and Marketing            86,253   117,890    129,345
 General and Administrative      330,964   404,625    548,839
 Research and Development        223,590   359,735    288,595
 Other: Regulatory                18,336    22,767     18,815
 Other: Misc. (Income)/Expense   (13,655)   (8,694)   (45,076)
TOTAL OPERATING EXPENSES         645,488   896,323    940,518

INCOME BEFORE INTEREST,
 DEPRECIATION, TAXES OR
 EXTRAORDINARY EXPENSES          667,347  (471,446)  (244,534)

CHAPTER 11 EXPENSES              (97,310) (113,110)  (112,501)

INTEREST EXPENSE                 (27,145)  (38,638)   (31,839)

DEPRECIATION                    (244,445) (267,922)  (275,730)
INCOME TAX EXPENSE                     0         0          0

EXTRAORDINARY
 INCOME(EXPENSE)                       0         0   (250,000)

NET INCOME (LOSS)               $298,447 ($891,116) ($914,604)

See Accompanying Notes to Financial Statements.
_______________________________________________________________________________
Case Name:      Cambridge Biotech Corporation
Case Number:              94-43054
                         Form OPR-5
                      Income Statement
                Period: July 8, 1994 - May 31, 1995

                              October   November   December

NET REVENUE (INCOME)         $1,089,394 $1,073,137 $1,938,051

COST OF GOODS SOLD
 Materials
 Labor - Direct
 Manufacturing Overhead
TOTAL COST OF GOODS SOLD        781,526    637,644  1,478,841

GROSS PROFIT                    307,868    435,493    459,210

OPERATING EXPENSES
 Selling and Marketing          130,164    137,154    145,399
 General and Administrative     503,279    497,797    445,169
 Research and Development       526,086    376,756    505,667
 Other: Regulatory               41,259     26,668     28,464
 Other: Misc. (Income)/Expense    1,583    (28,619)   (56,255)
TOTAL OPERATING EXPENSES      1,202,371  1,009,756  1,068,444

INCOME BEFORE INTEREST,
 DEPRECIATION, TAXES OR
 EXTRAORDINARY EXPENSES       (894,503)  (574,263)  (609,234)

CHAPTER 11 EXPENSES           (130,808)  (105,473)   (35,380)

INTEREST EXPENSE               (25,880)   (34,149)   (32,395)

DEPRECIATION                  (262,043)  (261,816)  (245,061)
INCOME TAX EXPENSE                   0          0          0

EXTRAORDINARY
 INCOME(EXPENSE)                     0  (5,419,892)  (111,027)

NET INCOME (LOSS)           (1,313,234) (6,395,593)(1,033,097)

See Accompanying Notes to Financial Statements.

______________________________________________________________________________
Case Name:      Cambridge Biotech Corporation
Case Number:              94-43054
                         Form OPR-5
                      Income Statement
                Period: July 8, 1994 - May 31, 1995

                            January 1995   February     March

NET REVENUE (INCOME)          $1,396,377 $1,881,536 $2,179,703

COST OF GOODS SOLD
 Materials
 Labor - Direct
 Manufacturing Overhead
TOTAL COST OF GOODS SOLD         823,876    987,069  1,062,214

GROSS PROFIT                     572,501    894,467  1,117,489

OPERATING EXPENSES
 Selling and Marketing           120,148    116,908    168,859
 General and Administrative      433,681    451,508    633,552
 Research and Development        404,257    395,094    687,899
 Other: Regulatory                33,717     31,186     31,888
 Other: Misc.
  (Income)/Expense               (52,814)   (44,031)   (42,176)
TOTAL OPERATING EXPENSES         938,989    950,665  1,480,022

INCOME BEFORE INTEREST,
 DEPRECIATION, TAXES OR
 EXTRAORDINARY EXPENSES         (366,488)   (56,198)  (362,533)

CHAPTER 11 EXPENSES             (106,000)   (96,420)   (78,629)

INTEREST EXPENSE                 (32,384)   (31,021)   (33,980)

DEPRECIATION                    (246,982)  (235,458)  (233,294)

INCOME TAX EXPENSE                     0      4,116          0

EXTRAORDINARY
 INCOME(EXPENSE)                       0          0          0

NET INCOME (LOSS)               ($751,854) ($414,981) ($708,436)

See Accompanying Notes to Financial Statements.
_____________________________________________________________________________
Case Name:      Cambridge Biotech Corporation
Case Number:              94-43054
                         Form OPR-5
                      Income Statement
                Period: July 8, 1994 - May 31, 1995
                                                          FILING
                               April         May          TO DATE

NET REVENUE (INCOME)          $1,642,292   $2,188,446   $18,797,418

COST OF GOODS SOLD
 Materials
 Labor - Direct
 Manufacturing Overhead
TOTAL COST OF GOODS SOLD        794,369    1,154,352     10,694,677

GROSS PROFIT                    847,923    1,034,094      8,102,741

OPERATING EXPENSES
 Selling and Marketing          139,342      152,110      1,443,572
 General and Administrative     395,543      572,129      5,217,086
 Research and Development       392,539      408,496      4,568,714
 Other: Regulatory               17,577       29,652        300,329
 Other: Misc.
  (Income)/Expense               (48,350)    (47,253)      (385,340)
TOTAL OPERATING EXPENSES         896,651    1,115,134    11,144,361

INCOME BEFORE INTEREST,
 DEPRECIATION, TAXES OR
 EXTRAORDINARY EXPENSES          (48,728)     (81,040)   (3,041,620)

CHAPTER 11 EXPENSES              (99,270)    (113,541)   (1,088,442)

INTEREST EXPENSE                 (32,995)     (39,526)     (359,952)

DEPRECIATION                    (229,897)    (227,953)   (2,730,601)

INCOME TAX EXPENSE                     0            0          4,116

EXTRAORDINARY
 INCOME(EXPENSE)                       0            0     (5,780,919)

NET INCOME (LOSS)               ($410,890)   ($462,060)  ($12,997,418)

See Accompanying Notes to Financial Statements.


_____________________________________________________________________________
Case Name:        Cambridge Biotech Corporation
Case Number:                 94-43054
                            Form OPR-6
                 Statement of Sources and Uses of Cash
                 Period of: July 8, 1994 - May 31, 1995

                                   July 8-
                                   July 31     August      September

SOURCES OF CASH
 Income (Loss) From Operations      $298,447  ($891,116)   ($914,604)
  Add: Depreciation, Amortization
    & Other Non-Cash Items           301,164    322,366      542,532
CASH GENERATED FROM OPERATIONS       599,611   (568,750)    (372,072)

  Add: Decrease in Assets:
    Accounts Receivable                9,288    374,426
    Other Receivables                            48,564
    Inventory                         43,400    139,763      598,344
    Prepaid Expenses & Deposits                  33,235
    Property, Plant & Equipment
    Patents & Purchased Technology                             18,612
    Intercompany Receivables          76,315                   13,056
    Short Term Investments                                  1,233,746
    Proceeds on sale of foreign
      subsidiary
    Proceeds on sale of minority interest
    Proceeds on note receivable
    Other non-current assets             123

  Increase in Liabilities:
    Pre-Petition Liabilities            1,742                  52,055
    Post-Petition Liabilities         650,372    490,679      356,419
    Deferred Revenue
TOTAL SOURCES OF CASH (A)           1,380,851    517,917    1,900,160

USES OF CASH
 Increase in Assets:
   Accounts Receivable                                        565,559
   Other Receivables                    29,508                 61,767
   Intercompany Receivables                       107,393
   Inventory
   Prepaid Expenses & Deposits          217,794               193,023
   Patents & Purchased Technology
   Property, Plant & Equipment            2,325     3,197      37,492
   Other non-current assets                         2,378      17,329
   Short Term Investments             1,603,000   310,000

 Decrease in Liabilities:
   Pre-Petition Liabilities              41,290                135,711
   Post-Petition Liabilities
   Accrued Restructuring                  1,886      3,341         304
   Secured Debt and Capital Leases          266        347   1,007,578
TOTAL USES OF CASH (B)                1,896,069    426,656   2,018,763

NET SOURCE (USE) OF CASH (A-B=NET)     (515,218)    91,261    (118,603)

CASH - BEGINNING BALANCE (See OPR-1)   1,287,187    771,969     863,230

CASH - ENDING BALANCE (See OPR-1)       $771,969   $863,230    $744,627

    See Accompanying Notes to Financial Statements
_____________________________________________________________________________
Case Name:        Cambridge Biotech Corporation
Case Number:                 94-43054
                            Form OPR-6
                 Statement of Sources and Uses of Cash
                 Period of: July 8, 1994 - May 31, 1995


                                      October    November     December

SOURCES OF CASH
 Income (Loss) From Operations     ($1,313,234) ($6,395,593) ($1,033,097)
  Add: Depreciation, Amortization
    & Other Non-Cash Items             695,379    5,591,211      273,411
CASH GENERATED FROM OPERATIONS        (617,855)    (804,382)    (759,686)

  Add: Decrease in Assets:
    Accounts Receivable                 539,309     435,863
    Other Receivables                                47,594
    Inventory                                                   537,345
    Prepaid Expenses & Deposits          74,073                 212,966
    Property, Plant & Equipment          80,647       3,090
    Patents & Purchased Technology                   18,612
    Intercompany Receivables                703
    Short Term Investments
    Proceeds on sale of foreign
      subsidiary                                   1,982,685
    Proceeds on sale of minority interest                       308,571
    Proceeds on note receivable                                 120,000
    Other non-current assets                          38,056

  Increase in Liabilities:
    Pre-Petition Liabilities               1,904     230,000
    Post-Petition Liabilities            168,807     557,512    243,428
    Deferred Revenue                      88,212   3,528,549    152,057
TOTAL SOURCES OF CASH (A)                335,800   6,037,579    814,681

USES OF CASH
 Increase in Assets:
   Accounts Receivable                                          660,641
   Other Receivables                      31,479                 27,235
   Intercompany Receivables                           28,561
   Inventory                             154,467     168,891
   Prepaid Expenses & Deposits                       205,424
   Patents & Purchased Technology          1,756                 93,988
   Property, Plant & Equipment                                    6,513
   Other non-current assets                7,638                 32,959
   Short Term Investments                743,182  3,773,500   1,878,285

 Decrease in Liabilities:
   Pre-Petition Liabilities                           3,492      52,149
   Post-Petition Liabilities
   Accrued Restructuring                  20,445          0           0
   Secured Debt and Capital Leases           352        355         358
TOTAL USES OF CASH (B)                   959,319  4,180,223   2,752,128

NET SOURCE (USE) OF CASH (A-B=NET)      (623,519) 1,857,356  (1,937,447)

CASH - BEGINNING BALANCE (See OPR-1)     744,627    121,108   1,978,464

CASH - ENDING BALANCE (See OPR-1)       $121,108 $1,978,464     $41,017

    See Accompanying Notes to Financial Statements
____________________________________________________________________________
Case Name:        Cambridge Biotech Corporation
Case Number:                 94-43054
                            Form OPR-6
                 Statement of Sources and Uses of Cash
                 Period of: July 8, 1994 - May 31, 1995

                        January   February     March
SOURCES OF CASH
 Income (Loss) From
  Operations            ($751,854) ($414,981) ($708,436)
 Add: Depreciation,
  Amortization & Other
  Non-Cash Items          109,573     25,731     99,891
CASH GENERATED FROM
 OPERATIONS              (642,281)  (389,250)  (608,545)

 Add: Decrease in Assets:
  Accounts Receivable     310,429
  Other Receivables        14,602     17,407
  Inventory                          157,065
  Prepaid Expenses &
   Deposits
  Property, Plant &
   Equipment
  Patents & Purchased
   Technology
  Intercompany Receivables
  Short Term Investments   225,000     12,091  1,680,000
  Proceeds on sale of
    foreign subsidiary
  Proceeds on sale of
   minority interest
  Proceeds on note receivable
  Other non-current assets

 Increase in Liabilities:
  Pre-Petition Liabilities                1,923
  Post-Petition
   Liabilities              290,907     194,519     67,032
  Deferred Revenue
TOTAL SOURCES OF CASH (A)   198,657      (6,245) 1,138,487

USES OF CASH
 Increase in Assets:
  Accounts Receivable                   122,838    415,457
  Other Receivables                                    988
  Intercompany Receivables
  Inventory                  101,062                56,506
  Prepaid Expenses &
   Deposits                   20,763     74,783    267,061
  Patents & Purchased
   Technology                             6,500     17,442
  Property, Plant &
   Equipment                   6,035     11,790    100,880
  Other non-current assets
  Short Term Investments

 Decrease in Liabilities:
  Pre-Petition Liabilities     40,984                7,256
  Post-Petition Liabilities
  Accrued Restructuring             0      3,607     2,659
  Secured Debt and
   Capital Lease                  361        363       367
TOTAL USES OF CASH (B)        169,205    219,881   868,616

NET SOURCE (USE) OF CASH
 (A-B=NET)                     29,452   (226,126)  269,871

CASH-BEGINNING BALANCE
 (See OPR-1)                   41,017     70,469  (155,657)

CASH-ENDING BALANCE
 (See OPR-1)                  $70,469  ($155,657)  $114,214
_____________________________________________________________________________
Case Name:        Cambridge Biotech Corporation
Case Number:                 94-43054
                            Form OPR-6
                 Statement of Sources and Uses of Cash
                 Period of: July 8, 1994 - May 31, 1995

                           April          May          7/8/94 - 5/31/95
SOURCES OF CASH
 Income (Loss) From
  Operations              ($410,890)    ($462,060)        ($12,997,418)
 Add: Depreciation,
  Amortization & Other
  Non-Cash Items            171,744        166,848           8,299,850
CASH GENERATED FROM
 OPERATIONS                (239,146)      (295,212)         (4,697,568)

 Add: Decrease in Assets:
  Accounts Receivable       116,700                          1,786,015
  Other Receivables                          1,797             129,964
  Inventory                                132,723           1,608,640
  Prepaid Expenses &
   Deposits                                                    320,274
  Property, Plant &
   Equipment                     630                            84,367
  Patents & Purchased
   Technology                                                   37,224
  Intercompany Receivables                                      90,074
  Short Term Investments      317,117       110,759          3,578,713
  Proceeds on sale of
    foreign subsidiary                                       1,982,685
  Proceeds on sale of
   minority interest                                           308,571
  Proceeds on note receivable                                  120,000
  Other non-current assets                                      38,179

 Increase in Liabilities:
  Pre-Petition Liabilities                                     287,624
  Post-Petition Liabilities                 112,840          3,132,515
  Deferred Revenue                                           3,768,818
TOTAL SOURCES OF CASH (A)     195,901        62,907         12,576,095

USES OF CASH
 Increase in Assets:
  Accounts Receivable                        8,714           1,773,209
  Other Receivables             3,090                          154,067
  Intercompany Receivables                                     135,954
  Inventory                    87,322                          568,248
  Prepaid Expenses &
  Deposits                     30,676       32,257           1,041,781
  Patents & Purchased
   Technology                  14,994       18,615             153,295
  Property, Plant &
   Equipment                                18,737             186,969
  Other non-current assets                                      60,304
  Short Term Investments                                     8,307,967

 Decrease in Liabilities:
  Pre-Petition Liabilities      16,165                         297,047
  Post-Petition Liabilities     82,235                          82,235
  Accrued Restructuring            975                          33,217
  Secured Debt and
   Capital Lease                   369         373           1,011,089
TOTAL USES OF CASH (B)         235,826      78,696          13,805,382

NET SOURCE (USE) OF CASH
 (A-B=NET)                     (40,525)    (15,789)         (1,229,287)

CASH-BEGINNING BALANCE
 (See OPR-1)                   114,214      73,689           1,287,187

CASH-ENDING BALANCE
 (See OPR-1)                   $73,689     $57,900             $57,900


_____________________________________________________________________________

                  NOTES TO FINANCIAL STATEMENTS


1.   The accompanying financial statements of Cambridge Biotech
     Corporation (the Company) are for U.S. Operations only.

2. The Balance Sheet as of July 7, 1994, the date of the Company's Chapter 11 filing, was restated in December 1994 to reflect the Company's assets, liabilities, and shareholders' equity after additional adjustments for subsequent information received. The assets increased by $233,432, liabilities increased by $197,371, and shareholders' equity increased by $36,061. The accumulated losses increased by $383.

3. The financial statements presented are unaudited and reflect management's best judgment. Certain items which could have an impact on the Company's financial statements are:

     a. The Company has not completed its detailed year end review of potential excess and obsolete inventory, nor have the Company's outside auditors reviewed the valuation of the inventory. Inventory valuation and the amount of reserves reflect management's best judgment, but the completion of the review by the Company and its auditors may result in adjustments to such amounts.

     b. The Company has an investment in GRF Co. of $2,084,547 which represents a 19% interest in GRF Co. and is accounted for by the cost method. Since the Company's Chapter 11 filing, GRF Co. has ceased providing information to the Company. Recently GRF Co. has agreed to respond to the Company's requests and has sent some information.  Additional information has been requested.
           If the information requested indicates a loss in the
          value of the investment, the Company would revise the
          carrying value of the investment.

     c. The Company's investment in its Irish subsidiary, Cambridge Biotech Limited (CBL), was adjusted prior to the Company's Chapter 11 filing to its net tangible asset value. On November 30, 1994, the Company sold CBL to SelfCare, Inc. The Company originally reported in its November financial statements a loss on the disposition of CBL of $5,134,290. Subsequent to the issuance of the November report, the loss amount was increased in December to $5,475,317 as a result of the inclusion of royalty obligations by the Company for products sold by CBL utilizing certain licensed technology. Calculation of the loss on this transaction was based upon unaudited financial statements which included estimates of the operating results of CBL. If these estimated amounts change as a result of the CBL audit, the reported loss on the transaction could also change.

     d. In November 1994, the Company received $3.5 million as a payment of a license fee originally due in January 1995 which was recorded as deferred revenue. Although the Company's past practice with respect to this license agreement was to recognize the entire annual payment as revenue when due, management feels it appropriate to recognize the revenue ratably over 1995 at $291,667 per month.

4. The Company entered into an agreement with BASF Bioresearch Corporation (BBE) for BBE to manufacture three batches of QS-21 product. The agreement calls for an initial payment of $175,000 plus milestone payments totaling an additional $525,000. Included in the March results is the initial payment of $175,000. The balance of $525,000 is being held in escrow and is included in Prepaid Expenses and Deposits in the accompanying balance sheet (Form OPR-1).

5. In September 1992, the Company purchased a 15% interest in ImmuCell Corporation for $600,000, and had advanced $120,000 to ImmuCell between June 1993 and April 1994. As a result of negotiations with ImmuCell in September 1994, the carrying value of the Company's investment was reduced by $250,000 to reflect an estimate of the net realizable value. In November 1994, the carrying value of the investment was further reduced to $308,571, which the Company received in December 1994 from ImmuCell to purchase all of the shares from the Company. The $120,000 advance was paid in full in December 1994.

6. On October 27, 1994, the Company's plan to institute a retention bonus plan for some of its employees was approved by the United States Bankruptcy Court for the District of Massachusetts. The plan called for bonuses to be paid in stock of the reorganized Company upon emergence from Chapter 11 reorganization. As of March 31, 1995, the Company has recorded a compensation expense of $957,248, which is a non-cash expense.

7. On July 7, 1994, the date of the Company's Chapter 11 filing, it had a $1,007,228 note payable to Fleet Credit Corporation secured by $1,025,553 of certificates of deposit pledged to Fleet. The certificates of deposit matured and were used to liquidate the debt in accordance with relief from stay granted by the Court. Included in the Company's short-term investment balances for July 7, July 31, and August 31 were $1,025,553 of CD's pledged to Fleet Credit Corporation.

8. On March 9, 1995, an Adversary Proceeding No. 95-4074 was commenced in the United States Bankruptcy Court, District of Massachusetts, Western Division, by Institut Pasteur and
     Genetic Systems Corporation alleging patent infringement and asking for damages and injunctive relief. The Company has filed an answer and counterclaim denying the plaintiffs' allegations and alleging a breach by Institut Pasteur of its license agreement with the Company.


               EXCESS COMMERCIAL GENERAL LIABILITY DECLARATIONS
     THIS IS A CLAIMS MADE POLICY, PLEASE READ THE ENTIRE FORM CAREFULLY.


POLICY NUMBER  GLA 1210127 RMA           Renewal of Number  GLA 1753797 RMA

  American Home Assurance Company
X National Union Fire Insurance
  Company of Pittsburgh, PA
  The Insurance Company of the State of Pennsylvania
  The Birmingham Fire Insurance of Pennsylvania
  Commerce and Industry Insurance Company

Name Insured & Address                      Producer's Name & Address
Cambridge Biotech Corporation               Hamilton Resources Corporation
Cambridge Biotech International Corporation    4000 Legato Road, Suite 800
365 Plantation Street                          Fairfax, VA 22033
Worcester, MA  01605

Policy Period:          From 05/01/95 to 05/01/96 at 12:01 A.M. Standard
                        Time at your mailing address shown above.

IN RETURN FOR THE PAYMENT OF THE PREMIUM, AND SUBJECT TO ALL THE TERMS OF THIS POLICY, WE AGREE WITH YOU TO PROVIDE THE INSURANCE AS STATED IN THIS POLICY.

LIMITS OF INSURANCE

PRODUCTS-COMPLETED OPERATIONS AGGREGATE LIMIT               $ 1,000,000


RETROACTIVE DATE

Coverage under this Policy does not apply to "Bodily injury" or "property damage" which occurs before the Retroactive Date, if any, shown below

Retroactive Date:  05/22/87
(Enter Date or "None" if no Retroactive Date applies)

Form of Business:     Individual        Partnership   X   Corporation
                      Joint Venture     Organization (Other than
                                        Partnership or Joint Venture)

Business Description:     Medical Device Manufacturer
Location of all Premises You Own, Rent or Occupy:



                                                       Advance Premium
Classification      Code No.   Premium Basis   Rate    PR/CO    All Other
Medical Device                See Endorsement #4       $25,830     $ N/A
Premium shown is payable: $ 25,830 at inception
                                           TOTAL       $25,830

ITEM 1.     SCHEDULED RETAINED AMOUNTS   AMOUNT     $10,000 per occurrence

  TYPE OF INSURANCE Products-Completed Operations   $50,000 aggregate

ITEM 2.     ENDORSEMENTS ATTACHED TO THIS POLICY:  See schedule attached

COUNTERSIGNED  May 8, 1995          By /s/

                  (Date)            (Authorized Representative)

                                           Date Issued:  5/ 2/95p